I WANT YOU TO
BE SAFE

AFL-CIO HIT

COMPETITIVE RETURNS
UNION CONSTRUCTION JOBS
HOUSING FINANCE

2021 SEMI-ANNUAL REPORT

AFL-CIO
HIT

ECONOMIC IMPACTS OF INVESTMENTS 1984–2021

$9.5B	$17.8B	$35.3B	$14.4B	205.7K	121.2K
HIT capital invested	total development cost	total economic benefits	personal income including wages and benefits **$7.3 BILLION FOR CONSTRUCTION WORKERS**	total jobs generated across communities	housing and healthcare units nationwide **67% AFFORDABLE HOUSING**

557 projects

185.9M hours of on-site union construction work

- A **$7.0 billion** investment grade fixed-income mutual fund
- Expertise in the highest credit quality multifamily mortgage backed securities
- Over **35 year history** of competitive returns for pension funds and Labor Organizations such as health and welfare funds, while also creating union construction jobs, and supporting housing and healthcare facilities
- **100% union labor** requirement for all on-site construction

To Our Investors

I am pleased to report that the AFL-CIO Housing Investment Trust (HIT) achieved many milestones in the first half of 2021. As of June 30, the HIT reached a record level of $7 billion in net assets, outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Benchmark), invested more than $385 million in multifamily housing projects and raised $320 million in new capital. At midyear, these levels of multifamily investment and new capital put the HIT on track for 2021 to be one of the most successful years in its history.

The HIT significantly outperformed its Benchmark. Its gross and net returns for the semi-annual period were -0.59% and -0.74 % respectively, compared to the Benchmark’s -1.60%, an outperformance of 101 and 86 basis points (bps). The HIT’s strategic overweight to high credit quality multifamily securities provided investors with a yield advantage and diversification benefits within investment grade fixed income. The rising interest rate environment and unprecedented amounts of fiscal stimulus posed challenges to all fixed income funds, including the HIT. The HIT has continued to reduce operating costs to benefit investors and make the HIT more competitive. Its expense ratio declined from 42 bps in 2018 to an annualized rate of 30 bps as of June 30, 2021.

The HIT’s financing of 40 construction projects in 12 states as of June 30, with total development costs of $2.8 billion, are expected to generate 18.4 million union construction work hours. These projects provide opportunities for careers with secure wages and benefits and will create or renovate 6,400 multifamily housing units, of which 59% are affordable. These impacts in key markets nationwide are of critical importance in increasing economic equity as the U.S. recovers from the pandemic.

With a robust pipeline expected for the remainder of 2021 and into 2022, and important labor- and housing-friendly policy initiatives now underway in our country, we believe that the HIT’s investment strategy and mission position it well for continued success and set the HIT apart from traditional fixed income managers.

Finally, I note with great sadness the passing of AFL-CIO President and HIT Trustee Richard Trumka on August 5. We lost Rich just as the HIT was preparing this report for printing. Rich was a lion in the labor movement his whole life, a member of HIT’s Board of Trustees for two and a half decades, and a personal inspiration to me throughout my career at the HIT. I speak for all of the HIT’s Trustees and staff to say that we will mourn his loss and dedicate our efforts in the second half of 2021 to honor him and his commitment to working men and women in communities across the United States.

Thank you for your vital support for the HIT.

Chang Suh

Chief Executive Officer and Chief Investment Officer

2021 SEMI-ANNUAL REPORT	1

RELATIVE RETURNS As of June 30, 2021, periods over one year are annualized The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.	COMPARISON OF A $50,000 INVESTMENT in the HIT and Barclays Aggregate (10 Years)

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

PERFORMANCE OVERVIEW

(unaudited)

HIT OUTPERFORMS BENCHMARK IN CHALLENGING FIXED INCOME ENVIRONMENT

In the first six months of 2021, as the COVID pandemic’s challenges to the economy abated, growth picked up and interest rates rose, the AFL-CIO Housing Investment Trust (HIT) delivered strong relative performance. The HIT outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Benchmark or Barclays Aggregate) for the year-to-date by 101 and 86 basis points (bps) on a gross and net basis, respectively. The HIT reported a gross return of -0.59% and a net return of -0.74% compared to the Benchmark’s -1.60% for the year-to-date. During the same period, the HIT outperformed the AAA component of the Barclays Aggregate by 115 bps on a gross basis and 100 bps on a net basis. Over 91% of HIT’s investments have a credit quality of AAA or better compared to 71% of the Benchmark. As of June 30, the HIT reached a record-high $7 billion in net assets.1

Investment grade fixed income total returns were challenged by higher interest rates over the first half of 2021 as the U.S. economy reopened for business. Absolute returns finished in the negative, reversing a portion of the strong positive total returns generated in 2020. Unprecedented stimulus flowing through the economy, coupled with the expected benefits of widespread COVID vaccinations drove business and consumer spending along with rising inflation expectations, pressuring yields.

The HIT portfolio performed well relative to the Benchmark in this environment by providing investors with a yield advantage and diversification benefits within investment grade fixed income. This was due to its strategic overweight in high credit quality agency multifamily securities, structural underweight in Treasuries and underweight in residential fixed rate mortgages. HIT’s premium multifamily assets outperformed Treasuries as investor demand drove spreads significantly tighter, more than offsetting strong excess returns by lower credit investments in corporate bonds as spreads reached historic valuations. The HIT portfolio does not invest in corporate bonds. Moreover, the HIT positioned its portfolio duration to be short the Benchmark and overweighted adjustable-rate agency mortgage backed securities (MBS), further benefitting returns and providing investors protection against higher rates and the extended duration of the Barclays Aggregate.

MARKET CONTEXT

Equity and credit markets again set new all-time high valuations driven by the widespread distribution of the COVID vaccine and the continued reopening of the country throughout the first half of the year. Additionally, real interest rates and inflation expectations rose due to

1. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2

TREASURY YIELD CURVE SHIFT Source: Bloomberg L.P.	HISTORICAL MULTIFAMILY SPREADS Source: HIT and Securities Dealers	MARKET INFLATION EXPECTATIONS Source: Bloomberg L.P.

the level of monetary and fiscal stimulus fueling growth expectations. The Federal Reserve’s growth forecast increased to 7.0% GDP in 2021 as compared to 4.2% as of December 2020. Its inflation forecast moved to 3.0% for 2021, up from 1.8% as of December 2020, though it continues to view this increase as largely transitory. Although the Federal Reserve kept monetary policy accommodative at the zero interest rate bound during the period, at its latest meeting the Federal Reserve discussed the possibility of future tapering of asset purchases and potentially raising interest rates at a faster pace if elevated inflation is sustained.

With higher absolute yields, spreads on Federal Housing Administration-insured and Government-Sponsored Enterprise-related multifamily securities in the HIT portfolio benefitted from increased investor demand and slower net issuance from previous periods. Spread assets generally outperformed Treasuries as the extraordinary market forces that drove Treasury returns at the height of the pandemic have somewhat waned, pressuring returns. The HIT is underweight Treasuries which had the worst total returns of the Benchmark during the period with -2.58%. Investor demand for extension protection shifted as the market adjusted expectations from deflationary forces to inflation. The interest rate sensitivity of both the Treasury and corporate bond sectors continued to increase with high demand for and issuance of long-term financing in the government and corporate sectors. Despite increased interest rate risk that challenged returns, corporate bonds had an excess return of 204 bps, the best of any sector in investment grade fixed income. By contrast, agency residential MBS underperformed as prepayments remained elevated and the risk of the Federal Reserve reducing asset purchases in the sector caused demand to wane.

HIT’S MULTIFAMILY INVESTMENTS

The HIT is on pace to have one of its best production years on record, after a strong first half of 2021. At a time when many other financing sources were on the sidelines, as of June 30, the HIT invested $385 million in nine multifamily housing projects with total development costs of $643 million. These investments are expected to generate 3.7 million hours of union construction work and create or renovate 1,806 housing units, of which 59% are affordable. HIT’s commitment to The Couture in Milwaukee (featured on page 5) is the largest new construction FHA-insured investment in its history.

As of June 30, the HIT had a total of $1.3 billion invested in 40 projects in or ready to start construction nationwide2, with over $2.8 billion in total development costs. These investments are expected to create or renovate 6,400 housing units, of which more than 3,700 are affordable.

2. Including New Markets Tax Credits allocations by the HIT’s subsidiary, Building America CDE, Inc.

2021 SEMI-ANNUAL REPORT	3

SECTOR ALLOCATION

As of June 30, 2021

RISK COMPARISON

As of June 30, 2021

	HIT	Barclays		HIT	Barclays
CREDIT QUALITY
U.S. Government/Agency/AAA/Cash	91.42%	70.68%	A & Below/Not Rated	3.45%	25.88%
YIELD
Current Yield	2.56%	2.42%	Yield to Worst	1.73%	1.40%
INTEREST RATE RISK
Effective Duration	5.88	6.34	Convexity	0.23	0.07
CALL RISK
Call Protected	81%	73%	Not Call Protected	19%	27%

Source: HIT and Bloomberg L.P.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

PERFORMANCE OVERVIEW

continued

Additionally, 18.4 million of union on-site construction hours are expected to be generated for union workers throughout the nation.

Despite strong competitive financing sources returning to the market and an uncertain economic environment, with a strong pipeline and innovative financing structures, the HIT expects to be well positioned to invest in additional multifamily developments for the remainder of 2021 and in 2022.

HIT PREPARED TO RETURN TO IN-OFFICE OPERATIONS

After smoothly conducting all operations remotely since March 10, 2020 due to the COVID pandemic, the HIT has scheduled a mid-July return to in-office operations. The HIT will follow safety protocols and procedures to protect staff and all those with whom the HIT interacts and continue to monitor public health guidance. The HIT will be prepared to adjust as needed based on evolving health conditions, including the emerging virus variants.

LOOKING AHEAD

Coming out of the pandemic, the US economy is on pace to have one of its highest GDP growth periods in decades, with fiscal stimulus making its way through the economy. The HIT expects the reopening of the economy to lead to stronger jobs growth and a lower unemployment rate. However, despite this optimism, uncertainty in the outlook cannot be ignored as the permanent effects of the pandemic are still unknown. Restrictions introduced to stop the spread of the virus variants could weigh on the pace of economic expansion. Inflation expectations could remain elevated, exceeding the Federal Reserve’s goals and leading to a shift in monetary policy. The path of interest rates could be volatile given the possibility of Federal Open Market Committee tapering and already-historic valuations across equity and credit markets.

The HIT believes it is well-positioned to weather potential financial market and economic shocks with a fundamentally sound portfolio of high credit quality and liquid assets, providing capital preservation, attractive risk-adjusted income, and diversification from record high valuations in corporate credit. Affordable and workforce housing development will remain an essential stimulus to the economy as the lingering housing crisis and permanent damage to the economy weigh on low income households. The HIT remains focused on identifying and building a strong pipeline of opportunities in credit-enhanced construction-related multifamily investments. Its expertise in sourcing and structuring these investments, which can generate attractive yield spreads over historically low Treasury rates and offer multiple structures for both construction and permanent financing, are what sets the HIT apart from traditional fixed income managers.

4

Multifamily Investment Highlights

(unaudited)

The Couture

MILWAUKEE, WI

Total HIT Investment:	Total Development Cost:	Total Economic Benefit:	Total Units:	Total Hours of Union Construction Work:
$104.5M	$159.3M	$306.7M	322	1.5M

Old Cedar

BLOOMINGTON, MN

Total HIT Investment:	Total Development Cost:	Total Economic Benefit:	Total Units:	Total Hours of Union Construction Work:
$21.8M (including permanent financing)	$19.2M	$37.7M	68	150.4K

2021 SEMI-ANNUAL REPORT

5

OTHER IMPORTANT INFORMATION

(unaudited)

EXPENSE EXAMPLE

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Six-Month Period Ended June 30, 2021*
Actual Expenses	$1,000.00	$992.65	$1.48
Hypothetical Expenses
(5% annual return before expenses)	$1,000.00	$1,023.31	$1.51

*	Expenses are equal to the HIT’s annualized six-month expense ratio of 0.30%, as of June 30, 2021, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2021, and held for the entire period ended June 30, 2021.

Actual Expenses: The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2021” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of

5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

AVAILABILITY OF QUARTERLY
PORTFOLIO SCHEDULE

In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT’s Form N-PORT Part F is available on the SEC’s website at sec.gov. Participants may also obtain copies of the HIT’s Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The HIT Board of Trustees (the “Board” or “HIT Board”) has previously approved and implemented policies and procedures for a Liquidity Risk Management Program (the “Program”) consistent with Rule 22e-4 under the Investment Company Act of 1940. The Program seeks to assess and manage HIT’s liquidity risk. The Board designated the HIT’s Valuation Committee to serve as the Liquidity Program Administrator (the “Administrator”), which, among other duties, is required to provide a written report to the Board, at least annually, in order to assist the Board in assessing the adequacy and effectiveness of the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of liquidity classification determinations.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence HIT’s liquidity risk; (2) the periodic classification of HIT’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) the determination of whether HIT requires a “highly liquid investment minimum” (as defined under Rule 22e-4); and, (5) periodic reporting to the Board.

At a March 2, 2021 meeting of the Board, the Administrator provided a written report to the Board addressing the operation and the adequacy and effectiveness of the implementation of the Program for the 2020 calendar year (the “Reporting Period”). Among other things, the report discussed liquidity classifications of the HIT’s portfolio and provided an assessment of HIT’s liquidity risk and evaluation of the Program.

The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

6

Financial Statements

JUNE 30, 2021 (unaudited)

2021 SEMI-ANNUAL REPORT 7

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (dollars in thousands, except per share data; unaudited)

Assets
	Investments, at value (cost $6,796,306)	$7,037,328
	Cash	9,899
	Accrued interest receivable	18,099
	Receivables for investments sold	128
	Right of use asset	4,207
	Other assets	3,260
	Total assets	7,072,921

Liabilities
	Payables for investments purchased	86,724
	Redemptions payable	3,592
	Income distribution and capital gains payable, net of dividends reinvested of $11,363	899
	Refundable deposits	896
	Accrued salaries and fringe benefits	4,060
	Lease Liability	4,756
	Other liabilities and accrued expenses	1,058
	Total liabilities	101,985

	Other commitments and contingencies (Note 5 of financial statements)	—

Net assets applicable to participants’ equity–
	Certificates of participation – authorized unlimited; Outstanding 6,033,828 units	$6,970,936

Net asset value per unit of participation (in dollars)		$1,155.31

Participants’ equity
	Participants’ equity consisted of the following:
	Amount invested and reinvested by current participants	$6,735,050
	Distributable earnings (accumulated losses)	235,886
	Total participants’ equity	$6,970,936

See accompanying Notes to Financial Statements (unaudited).

8

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited)

FHA PERMANENT SECURITIES (2.3% OF NET ASSETS)

	Interest	Maturity	Unfunded	Face	Amortized
	Rate	Date	Commitments[1]	Amount	Cost	Value
Multifamily	3.65%	Dec-2037	$ —	$8,052	$8,181	$8,316
	3.75%	Aug-2048	—	3,710	3,706	3,791
	4.00%	Dec-2053	—	61,300	61,276	66,643
	4.10%	Dec-2060	—	21,872	21,889	23,755
	4.79%	May-2053	—	4,972	5,177	5,462
	5.17%	Feb-2050	—	7,570	8,078	8,448
	5.35%	Mar-2047	—	6,820	6,829	6,876
	5.55%	Aug-2042	—	7,187	7,189	7,248
	5.60%	Jun-2038	—	2,131	2,134	2,150
	5.80%	Jan-2053	—	1,956	1,964	2,240
	5.87%	May-2044	—	1,638	1,637	1,651
	5.89%	Apr-2038	—	4,014	4,018	4,052
	6.20%	Apr-2052	—	11,055	11,052	12,553
	6.40%	Aug-2046	—	3,567	3,568	3,581
	6.60%	Jan-2050	—	3,209	3,230	3,635
			—	149,053	149,928	160,401
Forward Commitments	2.50%	Sep-2063	5,702	—	—	(205)
	3.72%	Feb-2062	4,470	—	—	217
	3.90%	Mar-2062	3,090	—	—	186
			13,262	—	—	198
Total FHA Permanent Securities			$13,262	$149,053	$149,928	$160,599

GINNIE MAE CONSTRUCTION SECURITIES (3.9% OF NET ASSETS)

	Interest Rates[2]		Maturity	Unfunded	Face	Amortized
	Permanent	Construction	Date	Commitments[1]	Amount	Cost	Value
Multifamily	2.45%	2.45%	Apr-2062	$ 14,310	$2,193	$2,524	$2,694
	2.55%	2.55%	Mar-2063	37,000	—	1,087	413
	2.58%	2.58%	May-2063	28,449	51	977	730
	2.62%	2.62%	Feb-2063	9,241	4,559	5,076	5,360
	2.64%	2.64%	Feb-2063	18,226	—	552	859
	2.65%	2.65%	Oct-2062	3,646	2,854	3,017	3,257
	2.67%	2.67%	Mar-2062	17,423	17,560	18,437	19,306
	2.98%	2.98%	Apr-2063	30,471	—	1,143	2,107
	3.05%	3.05%	Dec-2063	104,645	100	1,147	5,654
	3.41%	3.41%	Sep-2061	10,307	31,978	33,670	36,578
	3.43%	3.43%	Nov-2061	8,377	45,113	46,920	51,212
	3.60%	3.60%	Apr-2061	878	33,307	34,505	37,039
	3.78%	7.00%	Aug-2060	751	39,189	39,493	43,435
	4.21%	4.21%	May-2061	13,505	38,435	38,700	44,943
	4.35%	4.35%	Dec-2060	546	1,754	1,797	2,020
	4.53%	4.53%	Jan-2061	269	14,646	15,103	16,372
Total Ginnie Mae Construction Securities				$298,044	$231,739	$244,148	$271,979

2021 SEMI-ANNUAL REPORT	9

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

GINNIE MAE SECURITIES (27.3% OF NET ASSETS)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	6.00%	Jan-2032–Aug-2037	$797	$797	$925
	7.50%	Aug-2025–Aug-2030	242	244	272
	4.50%	Aug-2040	878	893	999
	5.50%	Jan-2033–Jun-2037	1,080	1,079	1,231
	6.50%	Jul-2028	41	41	46
	9.00%	Dec-2022–Jun-2025	4	4	4
	4.00%	Feb-2040–Jun-2040	1,577	1,591	1,731
	7.00%	Apr-2026–Jan-2030	520	522	589
	8.00%	Sep-2026–Nov-2030	236	236	265
	8.50%	Jun-2022–Aug-2027	73	73	80
			5,448	5,480	6,142
Multifamily	2.00%	Jul-2062–Jun-2063	157,596	161,806	159,426
	2.00%	Jul-2062	39,672	40,826	40,215
	2.00%	Oct-2062	69,199	71,655	69,930
	2.00%	Apr-2063	63,459	64,583	64,531
	2.00%	Apr-2063	59,753	61,070	60,544
	2.15%	May-2056	2,586	2,581	2,627
	2.20%	May-2042–Jun-2056	13,802	14,201	14,249
	2.25%	Dec-2048	4,078	4,047	4,175
	2.30%	Mar-2056–Oct-2056	20,365	20,255	20,809
	2.31%	Nov-2051	7,076	7,076	7,260
	2.32%	Sep-2060	27,454	28,984	28,549
	2.35%	Dec-2040–Feb-2061	42,639	43,830	43,900
	2.40%	Aug-2047	4,233	4,238	4,346
	2.47%	Jan-2053	50,195	50,543	51,632

GINNIE MAE SECURITIES

continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
2.50%	Dec-2052–Jan-2061	80,783	82,178	83,654
2.53%	Feb-2040	3,456	3,492	3,492
2.60%	Apr-2048–Jun-2059	26,817	26,920	27,624
2.70%	May-2048–Jul-2058	18,076	18,154	18,649
2.72%	Feb-2044	145	149	148
2.74%	Apr-2057	24,271	26,447	26,379
2.78%	Aug-2058	10,921	11,908	11,907
2.79%	Apr-2049	8,469	8,545	8,823
2.80%	Feb-2053	60,000	57,153	62,329
2.80%	Dec-2059	7,921	7,813	8,120
2.82%	Apr-2050	1,500	1,528	1,558
2.89%	Mar-2046	10,603	10,662	10,759
2.99%	Jul-2048	8,290	9,006	8,962
3.00%	Mar-2051	10,814	10,859	11,069
3.00%	May-2062	79,212	85,807	85,181
3.03%	Jan-2056	30,921	32,989	33,500
3.05%	May-2054	11,545	11,595	12,161
3.08%	Jan-2049	17,025	17,588	17,320
3.10%	May-2059	10,419	10,372	10,546
3.17%	Aug-2059	34,784	38,595	39,038
3.20%	Jul-2041–Sep-2051	11,244	11,201	11,443
3.21%	Jul-2046	6,014	6,175	6,153
3.25%	Sep-2054	29,924	29,673	30,906
3.25%	Apr-2059	45,000	43,215	47,275
3.25%	Jun-2059	30,752	31,344	33,688

10

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

GINNIE MAE SECURITIES continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.26%	Nov-2043	8,383	8,395	8,710
3.27%	Apr-2046	25,150	26,582	27,282
3.30%	May-2055–Sep-2060	17,899	17,657	19,416
3.33%	Jun-2043	2,093	2,150	2,110
3.34%	Sep-2059	17,145	17,474	18,888
3.35%	Nov-2042–Mar-2044	16,287	15,878	17,042
3.37%	Dec-2046	6,861	6,939	6,966
3.38%	Aug-2059	43,749	44,586	47,078
3.38%	Jan-2060	59,456	59,463	64,975
3.39%	Feb-2059	14,279	14,559	15,655
3.41%	Feb-2044	1,475	1,538	1,496
3.45%	Feb-2051	4,035	4,012	4,120
3.48%	May-2059	10,890	11,108	12,020
3.49%	May-2042	2,773	2,809	2,810
3.50%	Jan-2054	9,067	9,024	9,293
3.51%	Mar-2053	45,751	49,306	50,416
3.53%	Apr-2042	16,380	16,883	17,982
3.57%	Nov-2059	48,614	49,315	53,800
3.60%	Jun-2057	13,664	14,144	15,051
3.62%	Dec-2057	28,584	29,084	31,510
3.63%	Sep-2052	6,307	6,520	6,746
3.64%	Dec-2045	8,583	8,262	8,866
3.65%	Oct-2058	10,287	10,441	11,396
3.67%	Nov-2035	14,140	14,564	15,187
3.74%	Aug-2059	15,627	15,928	17,432

GINNIE MAE SECURITIES

continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	3.75%	Apr-2046–Nov-2060	17,693	18,064	19,454
	3.92%	Aug-2039	42,071	44,334	45,733
	4.10%	May-2051	3,849	4,163	4,281
	4.19%	May-2060	28,300	28,673	31,913
	4.20%	Aug-2060	47,306	48,240	52,800
	4.25%	Sep-2038	31,969	32,104	33,705
	4.45%	Jun-2055	2,497	2,406	2,792
	4.63%[3]	Sep-2037	1,500	1,467	1,505
	4.90%[3]	Mar-2044	1,000	992	1,004
	5.25%	Apr-2037	17,091	17,086	17,132
	5.34%	Jul-2040	706	699	711
			1,782,474	1,823,912	1,880,154
When Issued[4]	2.00%	Jun-2063	15,000	15,220	15,230
Total Ginnie Mae Securities			$1,802,922	$1,844,612	$1,901,526

2021 SEMI-ANNUAL REPORT	11

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

FANNIE MAE SECURITIES (39.5% OF NET ASSETS)

	Interest Rate[5]		Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	0.34%	1M LIBOR+25	Mar-2037	$—	$134	$134	$135
	0.41%	1M LIBOR+32	Jun-2037	—	819	819	823
	0.49%	1M LIBOR+40	Apr-2037	—	384	382	387
	0.55%	1M LIBOR+46	Oct-2042	—	2,293	2,301	2,318
	0.59%	1M LIBOR+50	Jun-2042	—	4,438	4,442	4,492
	0.64%	1M LIBOR+55	Mar-2042	—	3,107	3,111	3,155
	0.69%	1M LIBOR+60	Oct-2043	—	5,076	5,097	5,162
	1.80%	6M LIBOR+155	Nov-2033	—	1,010	1,010	1,035
	1.83%	12M LIBOR+156	Apr-2034	—	557	566	576
	1.86%	6M LIBOR+161	Aug-2033	—	127	127	130
	2.00%		Jul-2050	—	34,625	35,739	35,052
	2.04%	12M LIBOR+153	Feb-2045	—	3,174	3,227	3,309
	2.05%	12M LIBOR+168	Nov-2034	—	299	304	310
	2.23%	1Y UST+211	May-2033	—	261	261	272
	2.31%	12M LIBOR+170	Oct-2042	—	2,380	2,424	2,489
	2.35%	12M LIBOR+150	Jul-2033	—	144	143	148
	2.48%	1Y UST+220	Aug-2033	—	499	498	521
	2.49%	1Y UST+222	Aug-2033	—	250	250	262
	2.50%		May-2050–Nov-2050	—	185,825	194,533	192,289
	2.50%		Jul-2050	—	34,974	36,569	36,285
	2.57%	1Y UST+222	Jul-2033	—	654	656	684
	3.00%		Apr-2031–Jun-2051	—	113,100	118,035	118,920
	3.50%		Oct-2026–Jan-2050	—	106,089	109,503	112,782
	4.00%		May-2024–Jun-2048	—	56,365	58,174	60,880
	4.50%		May-2024–Dec-2048	—	40,558	41,843	44,202
	5.00%		May-2034–Apr-2041	—	7,014	7,190	7,970
	5.50%		Sep-2032–Jun-2038	—	2,973	2,977	3,416
	6.00%		Nov-2028–Nov-2037	—	2,307	2,314	2,714
	6.50%		Sep-2028–Jul-2036	—	403	410	467
	7.00%		Sep-2027–May-2032	—	543	544	625
	7.50%		Jan-2027–Sep-2031	—	105	105	114
	8.00%		Aug-2030–May-2031	—	36	37	37
				—	610,523	633,725	641,961
Multifamily	0.20%	1M SOFR+19	Mar-2031	—	20,370	20,373	20,319
	0.22%	1M SOFR+21	Mar-2031	—	23,855	23,859	23,819
	0.23%	1M SOFR+22	Mar-2031	—	10,075	10,076	10,065
	0.24%	1M SOFR+23	Apr-2031	—	17,500	17,500	17,509
	0.38%	1M LIBOR+29	Feb-2028	—	30,420	30,424	30,384
FANNIE MAE SECURITIES continued
Interest Rate[5]		Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
0.40%	1M LIBOR+31	Mar-2028	—	38,275	38,283	38,258
0.43%	1M LIBOR+34	Jan-2028	—	22,425	22,428	22,403
0.44%	1M LIBOR+35	Dec-2027	—	32,050	32,053	32,084
0.49%	1M LIBOR+40	Sep-2028	—	1,822	1,822	1,822
0.53%	1M LIBOR+44	May-2027	—	16,815	16,816	16,828
0.67%	1M LIBOR+58	May-2029	—	25,000	25,010	25,074
0.67%	1M LIBOR+58	Jun-2029	—	41,302	41,334	41,425
0.95%	1M LIBOR+85	Jan-2023	—	4,417	4,417	4,442
1.06%		Dec-2027	—	21,424	21,435	20,993
1.17%		Aug-2030–Nov-2030	—	34,773	34,777	33,853
1.22%		Jul-2030	—	25,610	25,716	25,283
1.25%		Jul-2030	—	37,950	38,106	37,220
1.26%		Jan-2031	—	25,000	24,993	24,657
1.27%		Jul-2030	—	14,235	14,359	14,113
1.31%		Aug-2030	—	4,456	4,534	4,409
1.32%		Aug-2030	—	21,000	21,342	20,886
1.38%		Jul-2030	—	10,500	10,676	10,495
1.41%		Jul-2030	—	3,340	3,383	3,345
1.46%		Jul-2030	—	7,675	7,804	7,717
1.47%		Jul-2030–Dec-2030	—	15,425	15,589	15,258
1.50%		Aug-2030	—	1,181	1,217	1,190
1.52%		Jul-2032	—	16,530	16,696	16,480
1.53%		Jul-2032	—	10,500	10,686	10,473
1.55%		Jul-2032	—	20,500	20,862	20,487
1.57%		Jan-2031	—	21,951	22,041	21,930
1.57%		Aug-2037	—	48,279	48,520	47,006
1.65%		Jul-2030	—	1,278	1,316	1,303
1.68%		Sep-2032	—	13,015	13,270	12,888
1.71%		Sep-2035–Nov-2035	—	25,605	25,948	25,092
1.74%		Mar-2033	—	6,160	6,259	6,147
1.76%		Aug-2035	—	9,100	9,146	9,063
1.77%		Sep-2035	—	3,270	3,346	3,267
1.82%		Jul-2035	—	4,687	4,731	4,691
1.94%		Apr-2035	—	6,400	6,514	6,533
2.09%		May-2032–Jul-2050	—	21,792	22,066	22,250
2.16%		Sep-2050	—	14,200	14,368	13,778
2.19%		Mar-2027	—	7,150	7,224	7,516
2.26%		Nov-2022	—	5,843	5,843	5,976

12

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

FANNIE MAE SECURITIES continued
Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
2.33%	Nov-2029–Feb-2030	—	18,255	18,311	19,347
2.43%	Nov-2031	—	18,655	18,664	19,888
2.46%	Aug-2026–Nov-2034	—	35,330	35,435	37,510
2.49%	Dec-2026–Nov-2031	—	27,625	27,692	29,571
2.50%	Jun-2026	—	60,000	60,000	63,825
2.50%	Jul-2026	—	37,680	37,709	39,923
2.53%	Jan-2030	—	20,550	20,711	21,984
2.55%	Sep-2026	—	14,210	14,214	15,095
2.55%	Mar-2030	—	51,656	51,996	55,040
2.61%	Nov-2026	—	9,800	9,870	10,476
2.67%	Aug-2029	—	37,700	38,055	40,637
2.70%	Nov-2025	—	14,885	14,890	15,912
2.72%	Jul-2028	—	36,400	36,605	39,458
2.76%	Oct-2031	—	10,190	10,346	11,120
2.80%	Apr-2025	—	15,015	15,060	15,936
2.81%	Sep-2027	—	12,246	12,290	13,299
2.85%	Dec-2027–Aug-2031	—	32,350	32,433	35,220
2.87%	Oct-2027	—	9,328	9,381	10,167
2.91%	Jun-2031	—	25,000	25,131	27,652
2.92%	May-2026–Apr-2028	—	25,197	25,368	27,416
2.92%	Jun-2027	—	67,471	67,525	73,593
2.94%	Jun-2027–Jul-2039	—	32,056	32,118	34,755
2.96%	Sep-2034	—	20,000	20,789	22,373
2.97%	Nov-2032–Sep-2034	—	32,492	32,755	36,013
2.99%	Jun-2025	—	2,615	2,617	2,813
3.00%	May-2027–Mar-2028	—	15,813	15,828	17,234
3.02%	Jun-2027–Sep-2027	—	30,298	30,403	33,171
3.03%	Jun-2026	—	12,671	12,800	13,179
3.04%	Apr-2030	—	25,100	25,161	27,823
3.05%	Apr-2030	—	26,564	26,585	29,381
3.12%	Mar-2025–Apr-2030	—	25,471	25,513	26,987
3.14%	Apr-2029	—	7,748	7,761	8,611
3.15%	Jan-2027	—	19,440	19,455	21,273
3.17%	Jun-2029–Sep-2029	—	61,557	61,815	67,269
3.18%	May-2035	—	9,895	10,012	10,913
3.20%	Oct-2027	—	9,972	10,003	11,021
3.21%	May-2030	—	6,660	6,733	7,392
3.25%	Nov-2027	—	9,962	9,993	11,044

FANNIE MAE SECURITIES
continued

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	3.26%	Jan-2027	—	7,186	7,197	7,902
	3.31%	Oct-2027	—	15,399	15,482	17,115
	3.32%	Apr-2029	—	20,080	20,144	22,420
	3.33%	May-2026	—	10,693	10,716	11,674
	3.35%	Feb-2029	—	18,935	19,092	21,292
	3.36%	May-2029–Oct-2029	—	34,122	35,125	38,029
	3.40%	Oct-2026	—	2,827	2,834	3,127
	3.41%	Sep-2023	—	11,188	11,190	11,662
	3.42%	Apr-2035	—	5,168	5,234	5,871
	3.46%	Dec-2023–Apr-2031	—	16,116	16,188	17,661
	3.54%	Oct-2021	—	6,576	6,576	6,593
	3.61%	Sep-2023	—	6,065	6,067	6,349
	3.63%	Jul-2035	—	21,701	21,727	24,937
	3.66%	Oct-2023	—	4,448	4,449	4,679
	3.68%	Jul-2028	—	12,011	12,560	13,569
	3.87%	Sep-2023	—	2,345	2,346	2,460
	4.06%	Oct-2025	—	21,990	22,008	24,506
	4.27%	Jan-2034	—	75,058	75,298	78,281
	4.69%	Jun-2035	—	560	572	635
	5.15%	Oct-2022	—	467	467	468
	5.29%	May-2022	—	4,633	4,633	4,701
	5.30%	Aug-2029	—	4,311	4,279	5,001
	5.69%	Jun-2041	—	4,338	4,433	5,121
	5.75%	Jun-2041	—	2,106	2,159	2,491
	5.91%	Mar-2037	—	1,622	1,643	1,669
	5.96%	Jan-2029	—	255	255	256
	6.15%	Jan-2023	—	3,221	3,221	3,235
	8.40%	Jul-2023	—	118	118	119
			—	1,984,551	1,995,202	2,084,875
When Issued[4]	1.76%	Sep-2031	—	23,623	23,697	23,884
	2.41%	Apr-2051	—	3,800	3,840	3,840
				27,423	27,537	27,724
Forward
Commitments	2.21%	Dec-2039	41,844	—	—	(2,393)
	2.56%	Jul-2038	10,774	—	—	113
	2.59%	Mar-2039	11,409	—	—	154
			64,027	—	—	(2,126)
Total Fannie Mae Securities			$64,027	$2,622,497	$2,656,464	$2,752,434

2021 SEMI-ANNUAL REPORT	13

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

FANNIE MAE CONSTRUCTION SECURITIES (0.3% OF NET ASSETS)
	Interest Rates[2]
	Permanent	Construction	Maturity Date	Face Amount	Amortized Cost	Value
Multifamily	2.46%	2.46%	Jan-2038	$20,950	$20,950	$21,716
Total FNMA Construction Securities				$20,950	$20,950	$21,716

FREDDIE MAC SECURITIES (9.4% OF NET ASSETS)

	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
Single Family	0.22% 1M LIBOR+13	Nov-2027	$—	$41,465	$41,465	$41,456
	0.25% 1M SOFR+24	Jan-2031	—	50,000	50,000	50,006
	0.26% 1M SOFR+25	Dec-2030	—	25,000	25,000	25,008
	0.31% 1M SOFR+30	Dec-2030	—	27,000	27,000	27,000
	0.35% 1M LIBOR+26	Nov-2030	—	17,997	17,996	17,997
	0.37% 1M LIBOR+30	Feb-2036	—	452	452	454
	0.37% 1M SOFR+36	Oct-2030	—	15,000	15,000	15,042
	0.40% 1M LIBOR+33	May-2037	—	73	73	74
	0.42% 1M LIBOR+35	Apr-2036–Jan-2043	—	2,863	2,866	2,880
	0.42% 1M LIBOR+33	Oct-2030	—	8,500	8,500	8,521
	0.47% 1M LIBOR+40	Aug-2043	—	2,716	2,715	2,737
	0.51% 1M LIBOR+42	May-2027	—	6,391	6,391	6,431
	0.55% 1M LIBOR+48	Oct-2040	—	2,069	2,068	2,092
	0.57% 1M LIBOR+50	Oct-2040–Jun-2044	—	9,212	9,218	9,332
	0.62%	Nov-2040	—	2,078	2,094	2,107
	0.74% 1M LIBOR+67	Aug-2037	—	2,455	2,478	2,500
	0.74% 1M LIBOR+65	Jan-2023	—	884	884	886
	0.79% 1M LIBOR+70	Sep-2022	—	501	501	501
	2.35% 1Y UST+223	Jun-2033	—	79	79	83
	2.36% 1Y UST+223	Oct-2033	—	215	214	225
	2.50%	Jan-2043–Aug-2046	—	8,346	8,445	8,662
	2.52% 12M LIBOR+178	Jul-2035	—	106	106	110
FREDDIE MAC SECURITIES continued
	Interest Rate[5]	Maturity Date	Unfunded Commitments[1]	Face Amount	Amortized Cost	Value
	3.00%	Aug-2042–Sep-2046	—	34,709	35,365	36,795
	3.35%	Oct-2033	—	33,450	33,304	37,605
	3.50%	Jan-2026–Oct-2046	—	69,495	71,033	74,421
	3.50%	Jan-2026	—	18,000	18,077	19,235
	3.68%	Oct-2025	—	10,000	10,104	10,786
	4.00%	Nov-2024–Aug-2047	—	70,664	73,415	76,500
	4.50%	Jan-2038–Dec-2044	—	17,935	18,678	19,893
	5.00%	May-2022–Mar-2041	—	2,862	2,860	3,229
	5.50%	Apr-2033–Jul-2038	—	2,250	2,246	2,599
	6.00%	Jul-2021–Oct-2037	—	3,116	3,140	3,662
	6.50%	Apr-2028–Nov-2037	—	504	509	601
	7.00%	Apr-2028–Mar-2030	—	22	21	26
	7.50%	Aug-2029–Apr-2031	—	34	34	39
	8.00%	Dec-2029	—	—	—	1
	8.50%	Jul-2024–Jan-2025	—	28	28	30
			—	486,471	492,359	509,526
Multifamily	3.38%	Apr-2030	—	14,084	14,328	15,881
	2.42%	Jun-2031	—	11,768	11,951	12,693
	3.34%	Dec-2029	—	9,562	9,706	10,733
	2.04%	May-2050	—	20,630	21,153	20,295
	3.28%	Dec-2029	—	16,213	16,411	18,116
	3.60%	Apr-2030	—	25,100	25,807	28,605
	2.40%	Jun-2031	—	7,444	7,547	8,016
	2.41%	Jun-2031	—	11,732	11,905	12,644
	3.48%	Jun-2030	—	18,392	18,808	20,905
			—	134,925	137,616	147,888
Forward Commitments	2.38%	Feb-2034	43,500	—	163	9
Total Freddie Mac Securities			$43,500	$621,396	$630,138	$657,423

14

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

STATE HOUSING FINANCE AGENCY SECURITIES

(7.6% OF NET ASSETS)

		Interest Rates[2]			Unfunded
	Issuer	Permanent	Construction	Maturity Date	Commitments[1]	Face Amount	Amortized Cost	Value
Multifamily	Illinois State Housing Finance Auth	—	0.33%	Aug-2023	$ —	$20,000	$ 20,000	$20,024
	Illinois Housing Development Auth	—	0.40%	Dec-2024	—	470	470	470
	MassHousing	—	0.50%	Dec-2023	—	10,020	10,020	10,029
	MassHousing[6]	—	1.50%	Dec-2022	—	8,750	8,753	8,787
	MassHousing	—	2.15%	Sep-2023	23,193	13,554	13,555	14,314
	Connecticut Housing Finance Auth[6]	—	3.70%	Nov-2021	—	17,800	17,774	17,827
	MassHousing[6]	—	3.55%	Oct-2022	—	13,570	13,571	14,118
	MassHousing[6]	—	4.20%	Sep-2021	—	29,840	29,841	30,112
	Illinois Housing Development Auth	2.06%	—	Jan-2042	—	28,230	28,230	28,157
	Illinois Housing Development Auth	2.07%	—	Jul-2041	—	84,895	84,895	85,738
	MassHousing	2.60%	—	Jun-2063	—	26,410	26,410	26,361
	NYC Housing Development Corp	2.95%	—	Nov-2041–Nov-2045	—	11,275	11,275	11,708
	NYC Housing Development Corp	3.05%	—	Nov-2046	—	13,000	13,000	13,106
	NYC Housing Development Corp	3.10%	—	Oct-2046	—	21,100	21,100	21,357
	NYC Housing Development Corp	3.25%	—	Nov-2049	—	12,000	12,000	12,612
	Connecticut Housing Finance Auth	3.25%	—	May-2050	—	12,310	12,198	12,554
	MassHousing[6]	3.30%	—	Dec-2059	—	8,340	8,345	8,825
	NYC Housing Development Corp	3.35%	—	Nov-2054	—	20,000	20,000	21,014
	NYC Housing Development Corp	3.45%	—	May-2059	—	20,000	20,000	21,098
	NYC Housing Development Corp	3.75%	—	May-2035	—	3,860	3,860	4,017
	MassHousing[6]	3.85%	—	Dec-2058	—	9,680	9,678	10,009
	NYC Housing Development Corp	3.95%	—	Nov-2043	—	15,000	15,000	16,443
	NYC Housing Development Corp	4.00%	—	Dec-2028–Nov-2048	—	15,000	15,103	16,161
	MassHousing	4.04%	—	Nov-2032	—	1,305	1,305	1,315
	MassHousing	4.13%	—	Dec-2036	—	5,000	5,000	5,199
	NYC Housing Development Corp	4.13%	—	Nov-2053	—	10,000	10,000	10,946
	NYC Housing Development Corp	4.20%	—	Dec-2039	—	8,305	8,305	8,640
	NYC Housing Development Corp	4.29%	—	Nov-2037	—	1,190	1,190	1,199
	Chicago Housing Authority	4.36%	—	Jan-2038	—	25,000	25,000	29,775
	NYC Housing Development Corp	4.44%	—	Nov-2041	—	1,120	1,120	1,129
	NYC Housing Development Corp	4.49%	—	Nov-2044	—	455	455	459
	MassHousing	4.50%	—	Jun-2056	—	45,000	45,000	46,732
Total State Housing Finance Agency Securities					$23,193	$512,479	$512,453	$530,235

2021 SEMI-ANNUAL REPORT	15

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

OTHER MULTIFAMILY INVESTMENTS

(1.5% OF NET ASSETS)

	Interest Rates[2,5]			Maturity	Unfunded	Face	Amortized
Issuer	Permanent	Construction		Date	Commitments[1]	Amount	Cost	Value
Direct Loans
18 Sixth Ave at Pacific Park (Level 3)	—	2.29%	1M LIBOR+220	Dec-2024	$ 12,105	$5,117	$ 5,073	$4,935
18 Sixth Ave at Pacific Park (Level 3)	—	2.29%	1M LIBOR+220	Dec-2024	30,251	52,527	52,252	51,652
53 Colton Street (Level 3)	—	2.60%		Nov-2023	15,987	30	(90)	174
53 Colton Street (Level 3)	—	2.80%		Nov-2023	3,042	—	(8)	27
Wilder Square (Level 3)	—	3.25%		Mar-2023	4,115	7,385	7,322	7,473
University and Fairview (Level 3)	—	3.45%		Jun-2024	6,816	8,184	8,090	8,353
University and Fairview (Level 3)	—	3.45%		Dec-2023	20,589	1,925	1,780	1,985
Old Cedar (Level 3)	—	3.50%		Dec-2023	10,950	50	2	76
99 Ocean (Level 3)	—	4.05%		Oct-2024	52,000	—	(520)	783
Lake Street Apartments (Level 3)	3.50%	4.25%		Jul-2039	—	13,500	13,444	14,684
The Block—803 Waimanu (Level 3)	—	4.50%		Sep-2021	5,999	11,938	11,910	11,991
					161,854	100,656	99,255	102,133
Privately Insured Construction/Permanent Mortgages[7]
Illinois Housing Development Auth	6.20%	—		Dec-2047	—	2,926	2,934	2,927
Illinois Housing Development Auth	6.40%	—		Nov-2048	—	889	898	890
					—	3,815	3,832	3,817
Total Other Multifamily Investments					$161,854	$104,471	$103,087	$105,950

COMMERCIAL MORTGAGE-BACKED SECURITIES

(1.4% OF NET ASSETS)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,132	$10,262
Nomura	3.19%	Mar-2046	20,000	20,317	20,598
JP Morgan	3.48%	Jun-2045	5,254	5,452	5,358
Citigroup	3.62%	Jul-2047	8,000	8,174	8,608
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,299	2,395
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,115	5,334
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,109	5,378
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,110	5,372
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,440	21,555
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,113	7,344
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,151	7,548
Total Commercial Mortgage Backed Securities			$94,329	$96,412	$99,752

16

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

UNITED STATES TREASURY SECURITIES

(6.5% OF NET ASSETS)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
0.63%	May-2030	$63,000	$62,382	$58,871
0.63%	Aug-2030	30,000	29,778	27,944
1.13%	Feb-2031	40,000	38,369	38,825
1.25%	Apr-2028	95,000	94,698	95,299
1.50%	Feb-2030	35,000	36,581	35,339
1.63%	May-2031	55,000	55,780	55,851
1.75%	Nov-2029	30,000	30,032	30,957
1.88%	Feb-2041	35,000	33,850	34,225
2.25%	May-2041	62,000	63,861	64,470
2.88%	Aug-2028	10,000	9,860	11,118
Total United States Treasury Securities		$455,000	$455,191	$452,899

Total Fixed-Income Investments		$6,614,836	$6,713,383	$6,954,513

EQUITY INVESTMENT IN WHOLLY-OWNED SUBSIDIARY

(LESS THAN 0.01% OF NET ASSETS)

Issuer	Face Amount (Cost)	Amount of Dividends or Interest	Value
HIT Advisers[8] (Level 3)	$1	$—	$(107)
Total Equity Investment	$1	$—	$(107)

SHORT-TERM INVESTMENTS

(1.2% OF NET ASSETS)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Blackrock Federal Funds	0.03%[9]	Jul-2021	$82,922	$82,922	$82,922
Total Short-Term Investments			$82,922	$82,922	$82,922

Total Investments			$6,697,759	$6,796,306	$7,037,328

2021 SEMI-ANNUAL REPORT	17

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2021 (dollars in thousands; unaudited) continued

FOOTNOTES

1.	The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $603.9 million at period end. Generally, Ginnie Mae construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

2.	Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

3.	Federally tax-exempt bonds collateralized by Ginnie Mae securities.

4.	The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

5.	For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points.

6.	Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

7.	Loans insured by Ambac Assurance Corporation, are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

8.	The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s Valuation Committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws.

9.	Rate indicated is the annualized 1-day yield as of June 30, 2021.

KEY TO ABBREVIATIONS

M	Month
Y	Year
LIBOR	London Interbank Offered Rate
UST	U.S. Treasury
SOFR	Secured Overnight Financing Rate

18

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021 (dollars in thousands; unaudited)

Investment income	$71,782

Expenses
Non-officer salaries and fringe benefits	3,790
Officer salaries and fringe benefits	2,918
Investment management	762
Marketing and sales promotion (12b-1)	610
Consulting fees	272
Insurance	247
Auditing, tax and accounting fees	210
Legal fees	202
Trustee expenses	49
Rental expenses	271
General expenses	948
Total expenses	10,279

Net investment income	61,503

Net realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	8,820
Net change in unrealized appreciation (depreciation) on investments	(117,218)
Net realized and unrealized gains (losses) on investments	(108,398)

Net increase (decrease) in net assets resulting from operations	$(46,895)

See accompanying Notes to Financial Statements (unaudited).

2021 SEMI-ANNUAL REPORT	19

STATEMENT OF CHANGES IN NET ASSETS

(dollars in thousands)

Increase (decrease) in net assets from operations	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Net investment income	$61,503	$138,911
Net realized gains (losses) on investments	8,820	53,377
Net change in unrealized appreciation (depreciation) on investments	(117,218)	196,505
Net increase (decrease) in net assets resulting from operations	(46,895)	388,793

Distributions to participants or reinvested	(74,268)	(188,004)

Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	319,915	553,607
Dividend reinvestment of units of participation	68,667	171,676
Payments for redemption of units of participation	(45,771)	(731,710)
Net increase (decrease) from unit transactions	342,811	(6,427)

Total increase (decrease) in net assets	221,648	194,362

Net assets
Beginning of period	$6,749,288	$6,554,926
End of period	$6,970,936	$6,749,288

Unit information
Units sold	278,038	467,256
Distributions reinvested	59,440	145,522
Units redeemed	(39,733)	(625,419)
Increase (decrease) in units outstanding	297,745	(12,641)

See accompanying Notes to Financial Statements (unaudited).

20

NOTES TO FINANCIAL STATEMENTS

(unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services—Investment Companies.

INVESTMENT VALUATION

Net asset value per share (NAV) is determined as of the close of regular trading (normally 4:00 p.m.) of the New York Stock Exchange on the last business day of each calendar month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type.

Investments in registered open-end investment management companies are valued based upon the NAV of such investments.

When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on June 30, 2021, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value.

The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

2021 SEMI-ANNUAL REPORT	21

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

The following table presents the HIT’s valuation levels as of June 30, 2021:

	Investment Securities
(dollars in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities	$—	$160,401	$—	$160,401
Ginnie Mae Securities	—	1,886,296	—	1,886,296
Ginnie Mae Construction Securities	—	271,979	—	271,979
Fannie Mae Securities	—	2,726,836	—	2,726,836
Fannie Mae Construction Securities	—	21,716	—	21,716
Freddie Mac Securities	—	657,414	—	657,414
Commercial Mortgage-Backed Securities	—	99,752	—	99,752
State Housing Finance Agency Securities	—	530,235	—	530,235
Other Multifamily Investments
Direct Loans	—	—	102,133	102,133
Privately Insured Construction/Permanent Mortgages	—	3,817	—	3,817
Total Other Multifamily Investments	—	3,817	102,133	105,950
United States Treasury Securities	—	452,899	—	452,899
Equity Investments	—	—	(107)	(107)
Short-Term Investments	82,922	—	—	82,922
Other Financial Instruments*	—	41,035	—	41,035
Total	$82,922	$6,852,380	$102,026	$7,037,328

*	If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2021:

	Investments in Securities
(dollars in thousands)	Other Multifamily Investments	Equity Investment	Total
Beginning Balance, 12/31/2020	$54,771	$105	$54,876
Total Unrealized Gain (Loss)*	1,239	(212)	1,027
Cost of Purchases	46,123	—	46,123
Ending Balance, 06/30/2021	$102,133	$(107)	$102,026

*	Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2021 totaled $1,027,000 and is included on the accompanying Statement of Operations.

For the six months ended June 30, 2021, there were no transfers in levels.

Level 3 securities primarily consists of Direct Loans which were valued by an independent pricing service as of June 30, 2021 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 0.17 to 18.07 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 110 to 295 basis points. A change in unobservable inputs may impact the value of the loans.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment

22

NOTES TO FINANCIAL STATEMENTS

(unaudited)—continued

plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 93% of distributed income for the six months ended June 30, 2021.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12B-1 PLAN OF DISTRIBUTION

The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2021, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the six months ended June 30, 2021, the HIT incurred approximately $610,000, or 0.02% of its average monthly net assets on an annualized basis, in 12b-1 expenses.

NOTE 2. INVESTMENT RISK

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. The bulk of LIBOR based instruments held by the Trust are issued and backed by government-sponsored enterprises and will be subject to an industry-wide transition. With regard to other such instruments held by the HIT, which are related to its direct loans, the HIT has included language in its investment loan documentations to provide for an agreed upon methodology to calculate a new benchmark rate spread. While the effect of the phase out cannot yet be determined, it may result in, among other things, financial market disruptions, increased volatility in risk-free benchmark rates, fluctuations in market liquidity and changes in the value of LIBOR based instruments.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

CREDIT RISK

A majority of HIT’s investments have a form of credit enhancement to protect against losses in the event of a default. However, in the event of a default of an underlying mortgage loan where the investment does not have credit enhancement or that an entity providing credit enhancement for an investment fails to meet its obligations under the credit enhancement, the HIT would be subject to the risks that apply to real estate investments generally with respect to that investment. Certain real estate risks include construction failure, loan non-repayment, foreclosure, and environmental and litigation risk.

2021 SEMI-ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS
(unaudited)–continued

NOTE 3. TRANSACTIONS WITH RELATED ENTITIES

HIT ADVISERS

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities and HIT maintains an allowance for doubtful receivable due to aging balances. Also in accordance with the contract, the HIT may provide the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of June 30, 2021, HIT Advisers had no assets under management.

Advances to HIT Advisers by HIT	(dollars in thousands)
Ending Balance, 12/31/2020	$340
Advances in 2021	30
Ending Balance, 6/30/2021	$370

BUILDING AMERICA

Building America CDE, Inc. (“Building America”), a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available.

A rollforward of advances to Building America by the HIT is included in the table below:

Advances to Building America by HIT	(dollars in thousands)
Ending Balance, 12/31/2020	$ —
Advances in 2021	454
Repayment by Building America in 2021	(375)
Ending Balance, 6/30/2021	$79

Summarized financial information on a consolidated basis for HIT Advisers and Building America in included in the table below:

(dollars in thousands)
As of June 30, 2021
Assets	$1,200
Liabilities	$1,307
Equity	$(107)
For the six months ended June 30, 2021
Income	$394
Expenses	(423)
Tax Expenses	(54)
Net Income (Loss)	$(83)

24

NOTES TO FINANCIAL STATEMENTS
(unaudited)–continued

NOTE 4. LEASES

The HIT leases certain real estate properties for office space which are classified as operating leases. The HIT also leases equipment which is classified as a financing lease. The leases are included in right-of-use (ROU) assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT determines if an arrangement is a lease at inception. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term.

(dollars in thousands)	Operating Lease	Financing Lease	Total
ROU Asset, 1/1/2021	$4,659	$85	$4,744
Reduction/Amortization of ROU Asset	(503)	(34)	(537)
ROU Asset, 6/30/2021	$4,156	$51	$4,207

Lease Liability, 1/1/2021	$4,998	$92	$5,090

Lease Payments	(61)	(35)	(96)
Imputed Interest	(239)	1	(238)
Reduction of Lease Liability	(300)	(34)	(334)
Lease Liability, 6/30/2021	$4,698	$58	$4,756

Lease Expense	$(264)	$(36)	$(300)
Weighted Average Discount Rate	1.99%	3.68%
Weighted Average Remaining Term (Years)	9.8	1.1

NOTE 5. COMMITMENTS

The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2021, the HIT had outstanding unfunded purchase commitments of approximately $603.9 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of June 30, 2021, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.7 billion.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2021, were $1.0 billion and $122.6 million, respectively.

NOTE 7. INCOME TAXES

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences of $12.8 million as of June 30, 2021 to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2021.

At June 30, 2021, the cost of investments for federal income tax purposes was $6,796,306,000. Net unrealized gain aggregated $241,022,000 at period-end, of which $274,121,000 related to appreciated investments and $33,099,000 related to depreciated investments.

NOTE 8. RETIREMENT AND DEFERRED COMPENSATION PLANS

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

2021 SEMI-ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS
(unaudited)–continued

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the six months ended June 30, 2021, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available as of June 30, 2021 is for the 2019 Plan year ended at June 30, 2020. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number	53-0228172 / 001
2019 Plan Year PPA Zone Status	Green
FIP/RP Status Pending/ Implemented	No
2021 Contributions	$1,090,932
2021 Contribution Rate	24%
Surcharge Imposed	No
Expiration Date of Collective Bargaining Agreement	03/31/2022

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	2019[1]

1 The 2019 plan year ended at June 30, 2020.

At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2021.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2021, the HIT matched dollar for dollar the first $6,400 of each employee’s contributions. The HIT’s 401(k) contribution for the six months ended June 30, 2021, was approximately $202,000.

NOTE 9. LOAN FACILITY

The HIT has a $15 million uncommitted loan facility that expires on July 6, 2022. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the sum of SOFR plus 0.11448% or (c) 0.00%. The HIT did not borrow against the facility and had no outstanding balance under the facility for the six months ended June 30, 2021. No compensating balances are required.

NOTE 10. CONTRACT OBLIGATIONS

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

NOTE 11. COVID-19

The outbreak of COVID-19 has caused a global ongoing crisis materially reducing economic output, disrupting supply chains, and resulting in market closures. Investors should be aware that in light of the current uncertainty and distress in economies and financial markets, the value of HIT’s investments is subject to volatility and other adverse events. The HIT, its service providers, the markets in which it invests and market intermediaries are also impacted by measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.

NOTE 12. SUBSEQUENT EVENTS

The HIT evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the HIT’s financial statements.

26

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios

	Six Months Ended		Years Ended December 31
Per share data	June 30, 2021 (unaudited)		2020		2019		2018		2017		2016
Net asset value, beginning of period	$1,176.64		$1,140.24		$1,087.85		$1,117.32		$1,113.29		$1,121.13
Income from investment operations:
Net investment income *	10.44		25.13		29.65		29.25		27.36		27.46
Net realized and unrealized gains (losses) on investments	(19.15)		45.18		54.26		(27.99)		7.58		(5.33)
Total income (loss) from investment operations	(8.71)		70.31		83.91		1.26		34.94		22.13
Less distributions from:
Net investment income	(12.62)		(28.41)		(31.52)		(30.73)		(30.23)		(29.97)
Net realized gains on investments	—		(5.50)		—		-—		(0.68)		—
Total distributions	(12.62)		(33.91)		(31.52)		(30.73)		(30.91)		(29.97)

Net asset value, end of period	$1,155.31		$1,176.64		$1,140.24		$1,087.85		$1,117.32		$1,113.29

Total return	(0.74%	)	6.20%		7.78%		0.16%		3.17%		1.94%

Net assets, end of period (in thousands)	$6,970,936		$6,749,288		$6,554,926		$5,889,450		$6,199,225		$5,790,753
Ratios/supplemental data**
Ratio of expenses to average net assets	0.3	0%	0.3	2%	0.3	4%	0.4	2%	0.4	0%	0.4	1%
Ratio of net investment income to average net assets	1.8%		2.1%		2.6%		2.7%		2.4%		2.4%
Portfolio turnover rate	32.9%		30.3%		17.6%		15.2%		24.6%		20.3%

*The average shares outstanding method has been applied for this per share information.

**Percentage amounts for the period, except total return, have been annualized.

See accompanying Notes to Financial Statements (unaudited).

2021 SEMI-ANNUAL REPORT	27

BOARD OF TRUSTEES

*Executive Committee Member

Chris Coleman* Chair President & CEO, Twin Cities Habitat for Humanity	Vincent Alvarez President, New York City Central Labor Council	Kenneth W. Cooper International Secretary-Treasurer, International Brotherhood of Electrical Workers	Timothy J. Driscoll President, International Union of Bricklayers and Allied Craftworkers
Sean McGarvey President, North America’s Building Trades Unions	Terry O’Sullivan General President, Laborers’ International Union of North America	Kenneth Rigmaiden* General President, International Union of Painters & Allied Trades for the United States and Canada	Anthony Shelton International President, Bakery, Confectionery, Tobacco Workers and Grain Millers’ International Union
Liz Shuler* ** Acting President and Secretary-Treasurer	Richard L. Trumka** President, AFL-CIO	Kevin Filter Managing Principal, GFW Equities LLC & Mad Duck Capital LLC	Bridget Gainer Cook County Commissioner and Vice President of Global Affairs, Aon
The Honorable Jack F. Quinn, Jr.* Senior Advisor for Public & Community Relations, Barclay Damon	Jamie S. Rubin North American CEO, Meridiam Infrastructure	Deidre L. Schmidt President & CEO, CommonBond Communities	Tony Stanley* Director, TransCon Builders, Inc.
Harry W. Thompson Consultant, Harry Thompson & Associates	William C. Thompson, Jr. Senior Managing Director/Chief Administrative Officer, Siebert, Cisneros, Shank & Co.

** President Richard Trumka passed away on August 5, 2021 while this report was in production. As of that date, Liz Shuler also became the Acting President of the AFL-CIO.

OFFICERS

Chang Suh, CFA Chief Executive Officer and Chief Investment Officer	Michael Cook, CFA, FRM Chief Portfolio Manager	Erica Khatchadourian Chief Financial Officer	Nicholas C. Milano General Counsel
Theodore S. Chandler Senior Managing Director—Strategic Initiatives	John Hanley Senior Managing Director—Multifamily Origination	Harpreet Singh Peleg, CFA Senior Managing Director—Finance	Christopher Kaiser, CFA Chief Compliance Officer and Deputy General Counsel
Julissa Servello Director of Investor Relations	Lesyllee White Chief Marketing Officer

SERVICE PROVIDERS

Independent Registered Public Accounting Firm Ernst & Young LLP Tysons, Virginia	Corporate Counsel Dechert LLP Washington, D.C.	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, Delaware	Custodian Bank of New York Mellon New York, New York

28

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. Investors should read the prospectus carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of June 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST

NATIONAL OFFICE | 1227 25th Street, NW, Suite 500 | Washington, D.C. 20037 | (202) 331-8055

www.aflcio-hit.com